UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 ____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):

September 16, 2002

Nissan Auto Receivables Corporation II
on behalf of Nissan Auto Receivables 2002-C Owner Trust

(Exact name of registrant as specified in its charter)

Delaware	333-87970	95-4831541
(State or other Jurisdiction of incorporation)	(Commission Registration Number)	(I.R.S. Employer Identification Number)

990 WEST 190TH STREET
TORRANCE, CALIFORNIA 90502

___________________________________

(Address of principal executive office)
Registrant's telephone number, including area code: (310) 719-8583

Exhibit Index is on Page 4

Item 5.	Other Events.

On September 16, 2002, the principal and interest collected during the preceding calendar month, net of certain adjustments as provided for in the Sale and Servicing Agreement, dated as of August 19, 2002 (the "Agreement"), among Nissan Auto Receivables 2002-C Owner Trust, as Issuer, Nissan Auto Receivables Corporation II, as Seller, and Nissan Motor Acceptance Corporation, as Servicer, were distributed to the holders of notes ("Noteholders") issued by Nissan Auto Receivables 2002-C Owner Trust. In accordance with the Agreement, the Servicer's Certificate, as defined in the Agreement, was furnished to the Indenture Trustee (as defined in the Agreement) for the benefit of the Noteholders. A copy of the Servicer's Certificate is being filed as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7(c).	Exhibits.
The exhibit number corresponds with Item 601(a) of Regulation S-K.

	Exhibit No.	Description
	99.1	Servicer's Certificate for the month of August 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the undersigned thereunto duly authorized.

NISSAN AUTO RECEIVABLES 2002-C OWNER TRUST
By: Nissan Auto Receivables Corporation II
By:	/s/
Name: Title:	Joji Tagawa Treasurer

September 27, 2002

EXHIBIT INDEX
Exhibit No.	Description	Sequentially Numbered Page
99.1	Servicer's Certificate for the month of August 2002	5

Nissan Auto Receivables 2002-C Servicer's Certificate for the month of August 2002	Exhibit 99.1

Collection Period	Aug-02	30/360 Days	27
Distribution Date	16-Sep-02	Actual/360 Days	28

	Coupon Rate	Initial Balance	Beginning Balance	Ending Balance	Pool Factor
Total Portfolio		1,168,535,556.31	1,168,535,556.31	1,137,576,683.61	0.973506
Total Securities		1,168,535,556.31	1,168,535,556.31	1,137,576,683.61	0.973506
Class A-1 Notes	1.70400%	316,000,000.00	316,000,000.00	285,041,127.30	0.902029
Class A-2 Notes	1.94000%	170,000,000.00	170,000,000.00	170,000,000.00	1.000000
Class A-3 Notes	2.60000%	435,000,000.00	435,000,000.00	435,000,000.00	1.000000
Class A-4 Notes	3.33000%	183,266,000.00	183,266,000.00	183,266,000.00	1.000000
Certificates	0.00000%	64,269,556.31	64,269,556.31	64,269,556.31	1.000000

	Principal Payment	Interest Payment	Principal per $1000 Face Amount	Interest per $1000 Face Amount
Class A-1 Notes	30,958,872.70	418,805.33	97.9711161	1.3253333
Class A-2 Notes	0.00	247,350.00	-	1.4550000
Class A-3 Notes	0.00	848,250.00	-	1.9500000
Class A-4 Notes	0.00	457,706.84	-	2.4975000
Certificates	0.00	0.00	-	-
Total Securities	30,958,872.70	1,972,112.17

I. COLLECTIONS

Interest:

Interest Collections	5,058,052.28
Repurchased Loan Proceeds Related to Interest	1,749.50
Total Interest Collections	5,059,801.78

Principal:
Principal Collections	30,712,946.17
Repurchased Loan Proceeds Related to Principal	245,926.53
Total Principal Collections	30,958,872.70

Recoveries of Defaulted Receivables	0.00
Investment Earnings on Yield Supplement Account	4,100.63
Release from the Yield Supplement Account	554,969.35
Servicer Advances	0.00

Total Collections	36,577,744.46

II. COLLATERAL POOL BALANCE DATA
	Number	Amount
Pool Balance - Beginning of Period	63,788	1,168,535,556.31
Total Principal Collections		30,958,872.70
Principal Amount of Gross Losses		0.00
Pool Balance - End of Period	63,296	1,137,576,683.61

III. DISTRIBUTIONS
Total Collections	36,577,744.46
Reserve Account Draw	0.00
Total Available for Distribution	36,577,744.46

1. Reimbursement of Advance	0.00

2. Servicing Fee:
Servicing Fee Due	973,779.63
Servicing Fee Paid	973,779.63
Servicing Fee Shortfall	0.00

3. Interest:
Class A-1 Notes Monthly Interest
Class A-1 Notes Interest Carryover Shortfall	0.00
Class A-1 Notes Interest on Interest Carryover Shortfall	0.00
Class A-1 Notes Monthly Interest Distributable Amount	418,805.33

Class A-1 Notes Monthly Interest Paid	418,805.33
Change in Class A-1 Notes Interest Carryover Shortfall	0.00

Class A-2 Notes Monthly Interest
Class A-2 Notes Interest Carryover Shortfall	0.00
Class A-2 Notes Interest on Interest Carryover Shortfall	0.00
Class A-2 Notes Monthly Interest Distributable Amount	247,350.00

Class A-2 Notes Monthly Interest Paid	247,350.00
Change in Class A-2 Notes Interest Carryover Shortfall	0.00

Class A-3 Notes Monthly Interest
Class A-3 Notes Interest Carryover Shortfall	0.00
Class A-3 Notes Interest on Interest Carryover Shortfall	0.00
Class A-3 Notes Monthly Interest Distributable Amount	848,250.00

Class A-3 Notes Monthly Interest Paid	848,250.00
Change in Class A-3 Notes Interest Carryover Shortfall	0.00

Class A-4 Notes Monthly Interest
Class A-4 Notes Interest Carryover Shortfall	0.00
Class A-4 Notes Interest on Interest Carryover Shortfall	0.00
Class A-4 Notes Monthly Interest Distributable Amount	457,706.84

Class A-4 Notes Monthly Interest Paid	457,706.84
Change in Class A-4 Notes Interest Carryover Shortfall	0.00

Total Note Monthly Interest
Total Note Monthly Interest Due	1,972,112.17
Total Note Monthly Interest Paid	1,972,112.17
Total Note Interest Carryover Shortfall	0.00
Change in Total Note Interest Carryover Shortfall	0.00

Total Available for Principal Distribution	33,631,852.66

4. Total Monthly Principal Paid on the Notes	30,958,872.70

Total Noteholders' Principal Carryover Shortfall	0.00
Total Noteholders' Principal Distributable Amount	30,958,872.70
Change in Total Noteholders' Principal Carryover Shortfall	0.00

5. Total Monthly Principal Paid on the Certificates	0.00

Total Certificateholders' Principal Carryover Shortfall	0.00
Total Certificateholders' Principal Distributable Amount	0.00
Change in Total Certificateholders' Principal Carryover Shortfall	0.00

Remaining Available Collections	2,672,979.96
Deposit from Remaining Available Collections to fund Reserve Account	2,672,979.96
Remaining Available Collections Released to Seller	0.00

IV. YIELD SUPPLEMENT ACCOUNT
Beginning Yield Supplement Account Balance	9,716,309.70
Release to Collection Account	554,969.35
Ending Yield Supplement Account Balance	9,161,340.35

V. RESERVE ACCOUNT
Initial Reserve Account Amount	5,842,677.78
Required Reserve Account Amount	8,764,016.67
Beginning Reserve Account Balance	5,842,677.78
Ending Reserve Account Balance	8,515,657.74

Reserve Account Triggers	Test Ratio	Actual Ratio	Result
Average Three Period Delinquency Percentage	2.00%	0.00%	Pass
Average Three Period Charge Off Rate	2.75%	0.00%	Pass
Required Reserve Account Amount for Next Period	8,764,016.67

VI. POOL STATISTICS
Weighted Average Coupon	5.17%
Weighted Average Remaining Maturity	49.97

Principal Recoveries of Defaulted Receivables	0.00
Principal on Defaulted Receivables	0.00
Pool Balance at Beginning of Collection Period	1,168,535,556.31
Net Loss Ratio	0.00%

Net Loss Ratio for Second Preceding Collection Period	0.00%
Net Loss Ratio for Preceding Collection Period	0.00%
Net Loss Ratio for Current Collection Period	0.00%
Average Net Loss Ratio	0.00%

Cumulative Net Losses for all Periods	0.00
Delinquent Receivables:	Amount	Number
31-60 Days Delinquent	4,932,912.23	274
61-90 Days Delinquent	-	-
91-120 Days Delinquent	-	-
Total Delinquent Receivables:	4,932,912.23	274
60+ Days Delinquencies as Percentage of Receivables	0.00%	0.00%

Delinquency Ratio for Second Preceding Collection Period		0.00%
Delinquency Ratio for Preceding Collection Period		0.00%
Delinquency Ratio for Current Collection Period		0.00%
Average Delinquency Ratio		0.00%